SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[    ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

WILSHIRE TARGET FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

JULIE A. TEDESCO, ASSISTANT SECRETARY
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[    ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(j)(2).
[    ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11:1

4)	Proposed maximum aggregate value of transaction:

1	Set forth the amount on which the filing fee is calculated
and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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4)	Date Filed:



WILSHIRE TARGET FUNDS, INC.
(formerly Dreyfus-Wilshire Target Funds, Inc.)

June 7, 1996

IMPORTANT NOTICE

Please Help Us  -  We Need Your Vote


Dear Small Company Growth Portfolio Shareholder:

Recently you received proxy materials from Wilshire
Target Funds, Inc. describing important proposals on which your vote is needed. Since we have not received sufficient votes to approve proposals 2 and 3 with respect to the Small Company Growth Portfolio, we have adjourned the Special Meeting of Shareholders to provide additional time for those shareholders who have not cast their votes to do so now. Please vote today!
Enclosed is a new proxy card; please sign and return it in the enclosed postage-paid envelope so that these important issues can be approved.

Proposals 2 and 3 relate to the proposed new investment advisory agreement and the proposed shareholder services plan. The Fund's Board of Directors carefully considered these proposals and unanimously recommended that the shareholders approve them by voting FOR each proposal.
A substantial vote is required to approve these matters.
Every shareholder's vote is important!  Please vote!
Be sure to complete and sign the card before mailing it in the enclosed envelope.

If you have any questions, please call us at 1-888-200-6796
(toll free) or 1-401-454-9280.  Thank you for your cooperation.

Sincerely,

Thomas D.Stevens
President and Chairman of the Board



DREYFUS-WILSHIRE TARGET FUNDS, INC.
SMALL COMPANY GROWTH PORTFOLIO

The undersigned holder of shares of common stock ("Common Stock") of Small Company Growth Portfolio (the "Portfolio") of Dreyfus-Wilshire Target Funds Inc. (the "Company") hereby appoints RobertD. Guiod and Julie A. Tedesco and each of them, the attorneys and proxies of the undersigned, with full power of revocation and substitution, to vote on behalf of the undersigned as indicated herein, all of the shares of Common Stock of the Portfolio standing in the name of the undersigned at the close of business on April 10, 1996, at the Special Meeting of Shareholders to be held at the offices of Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East,
Washington, D.C., at noon on Thursday, May 23, 1996, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and revokes any proxy previously given.

Sign, Date and return the Proxy Card
Promptly Using the Enclosed Envelope

		Date:                       , 1996

		Signature(s) should be exactly as the name or names appearing on this proxy. If shares are held jointly each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


						Signature(s)



THIS PROXY IS SOLICITED BY THE COMPANYS BOARD AND WILL BE VOTED FOR
 THE PROPOSALS BELOW UNLESS OTHERWISE INDICATED.

1.  To elect 5 nominees for Director of the Company
		FOR all
		nominees listed
		(except as marked to the contrary below)

		WITHHOLD AUTHORITY
		to vote for all nominees

DeWitt F. Bowman, Peter J. Carre, Robert J. Raab, Jr., Thomas
D. Stevens and Anne L. Wexler

(Instruction: To withhold authority for any individual, write his or her name on the line below)

__________________________________________________________________


2.  To approve a new Investment Advisory Agreement

FOR        AGAINST        ABSTAIN

3.  To approve a new Rule 12b-1 Plan.

FOR        AGAINST        ABSTAIN

4.  To ratify or reject the selection of Coopers & Lybrand
L.L.P. as Independent Public Accountants.

FOR        AGAINST        ABSTAIN